EXHIBIT 99.1

News Release

Contact:

Todd Allen, CFA

Vice President, Investor & Media Relations

410-689-7632

tallen@foundationcoal.com

Foundation Coal Announces Production Shortfall at Emerald Mine

Linthicum Heights, Maryland, October 3, 2007 – Foundation Coal Holdings, Inc. (NYSE:FCL) today announced that production at the Emerald Mine, operated by its affiliate Emerald Coal Resources LP in Northern Appalachia, has been constrained due to geological challenges encountered during the third quarter of 2007. Sandstone intrusions slowed mining and reduced production by a total of approximately 550,000 tons in August and September. The second longwall mining system, previously planned for installation in the fourth quarter of 2007, had been expected to largely offset any sandstone-related production shortfalls. Delays in the development of the panel for the second longwall have shifted the start-up date to January 2008. The company now projects full year 2007 production of nearly 6 million tons at the Emerald Mine, approximately 600,000 to 700,000 tons lower than the company’s previous estimate. Conditions at Emerald are returning to normal as mining progresses away from the sandstone intrusions, and the scheduled longwall move remains on track for completion in the fourth quarter of 2007.

In order to address these geological conditions in mining the next panel during 2008, Emerald plans a mid-panel move of its primary longwall mining system designed to circumvent the affected area. Additionally, the second longwall at the Emerald Mine is expected to be available throughout most of 2008. Based on the operation of two longwalls beginning in 2008, the company now anticipates future production levels from Emerald to be substantially higher than the annual production originally planned for full year 2007.

The company will update 2007 guidance and provide a detailed discussion of the financial impact of the Emerald production shortfall on its upcoming third quarter results call scheduled in October.

FORWARD-LOOKING STATEMENTS

Certain statements relating to the future prospects, developments, business strategies, analyses and other information that is based on forecasts of future results and estimates of amounts not yet determinable are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. The company has used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting the company and are subject to uncertainties and factors relating to the company’s operations and business environment, all of which are difficult to predict and many of which are beyond the company’s control, that could cause the company’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These factors include, but are not limited to: market demand for coal, electricity and steel; weather conditions or catastrophic weather-related damage; the company’s production capabilities; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; environmental laws, including those directly affecting the company’s coal mining and production, and those affecting the company’s customers’ coal usage; regulatory and court decisions; railroad, barge, trucking and other transportation performance and costs; assumptions concerning economically recoverable coal reserve estimates; employee workforce factors; changes in postretirement benefit and pension obligations; the company’s liquidity, results of operations and financial condition. The company advises investors that it discusses additional risk factors and uncertainties that could cause Foundation Coal Holdings Inc. actual results to differ from forward-looking statements in the company’s Form 10-K for the Fiscal Year ending December 31, 2006 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors”. The investor should keep in mind that any forward-looking statement made by the company in this news release or elsewhere speaks only as of the date on which the company makes it. New risks and uncertainties come up from time to time, and it is impossible for the company to predict these events or how they may affect the company. The company has no duty to, and does not intend to, update or revise the forward-looking statements in this news release after the date of issue, except as may be required by law. In light of these risks and uncertainties, the investor should keep in mind that any forward-looking statement made in this news release or elsewhere might not occur.

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